           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights"  and  "Independent  Auditors"  and to the use of our report  dated
June  4,  2004  included  in  this  Registration  Statement  (Form  N-1A  Nos.
333-74582 and 811-10589) of Oppenheimer Real Estate Fund.

/s/ERNST & YOUNG LLP
-------------------------------
ERNST & YOUNG LLP

New York, New York
June 22, 2004